EXHIBIT 99.2

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK
In re:	)	CHAPTER 11
)
WestPoint Stevens Inc.	)	CASE NO.	03-13532-RDD

Reporting Period		March 1, 2004 to March 31, 2004

Monthly Operating Report

Required Documents	Schedule Attached
Income Statement	X
Balance Sheet	X
Statement of Cash Flows	X
Schedule of Federal, State, and Local Taxes Collected, Received, Due or Withheld	X

Debtor's Address:	507 West 10th Street, West Point, GA 31833
Preparer:	Dianne Nolen
Debtor's Attorney:	Weil, Gotshal & Manges LLP

Monthly Disbursements:	$147,617,737
Monthly Profit (Loss):	$(11,690,000)

The Debtors' chapter 11 proceedings have been consolidated for administrative purposes only. Because the cases have not been substantively consolidated, the Debtor is required to provide separate financial information for itself, to the extent available. Therefore, the financial information contained in this Monthly Operating Report is not consolidated with the financial information applicable to the Debtor's affiliates, and is not comparable with publicly reported consolidated financial information.

The undersigned, having reviewed the attached report and being familiar with the Debtor's financial affairs, verifies under penalty of perjury, that the information contained therein is complete, accurate, and truthful, to the best of my knowledge.

All insurance policies are fully paid for the current period, and amounts for workers compensation and disability insurance have been paid.

While every effort has been made to file complete and accurate information, inadvertent errors or omissions may exist. The debtor reserves the right to amend this monthly operating report as necessary and appropriate. All financial information contained herein is unaudited data.

Debtor-In-Possession	WestPoint Stevens Inc.
By:	Lester D. Sears
Its:	Senior Vice President - Finance and Chief Financial Officer
Signature	/s/Lester D. Sears
Date	May 10, 2004

INCOME STATEMENT

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK
In re:	)	CHAPTER 11
)
WestPoint Stevens Inc.	)	CASE NO.	03-13532-RDD

Reporting Period		March 1, 2004 to March 31, 2004

STATEMENT OF OPERATIONS

(in $ thousands)

Total sales	$ 120,998

Cost of sales	104,323
Gross profit	16,675

Selling and administrative expenses
Selling expense	3,809
Warehousing and shipping	6,023
Advertising	410
Division administrative expense	886
MIS expense	1,508
Corporate administrative expense	1,227
Total selling and administrative expense	13,863

Restructuring and impairment charge	4,813
Goodwill impairment charge	-

Profit / (loss) from operations	(2,001)

Interest expense
Interest expense - outside	5,790
Capitalized interest expense	-
Interest expense - intercompany	178
Interest income	-
Interest income - intercompany	-
Net interest expense	5,968

Other expense
Miscellaneous	1,161
Royalties - intercompany	3,700
Transaction gain/loss	-
Total other expense	4,861

Other income
Royalties - intercompany	-
Dividends	-
Sale of assets	(2)
Miscellaneous	7
Total other income	5
Net other expense	4,856

Income (loss) before Chapter 11 reorganization expenses
and income taxes (benefit) and extraordinary items	(12,825)

Chapter 11 reorganization expenses	4,609

Income taxes (benefit)	(5,744)

Income (loss) before extraordinary item	(11,690)

Extraordinary item - net of taxes	-

Net income (loss)	$ (11,690)

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK
In re:	)	CHAPTER 11
)
WestPoint Stevens Inc.	)	CASE NO.	03-13532-RDD

Reporting Period		March 1, 2004 to March 31, 2004

BALANCE SHEET

(in $ thousands)
ASSETS		LIABILITIES AND SHAREHOLDERS' EQUITY (DEFICIT)
Current Assets		Liabilities Not Subject to Compromise:
Cash and cash equivalents	$ 1,686	Senior Credit Facility	$ 445,000
Short-term investments	-	DIP Credit Agreement	113,137
Accounts receivable, net	241,966	Second Lien Facility	165,000
Total inventories	382,766	Accrued interest payable	5,923
Prepaid & other current assets	25,987	Accounts payable - trade	59,078
Total current assets	652,405	Accounts payable - intercompany	143,943
		Other payables and accrued liabilities	121,479
		Deferred income taxes	76,586
		Pension and other liabilities	143,765
Total investments & other assets	127,463	Total liabilities not subject to compromise	1,273,911

Goodwill	-	Liabilities Subject to Compromise:
		Senior Notes	1,000,000
Property, plant and equipment, net	588,236	Deferred financing fees	(6,534)
		Accrued interest payable on Senior Notes	36,130
		Accounts payable	27,094
		Other payables and accrued liabilities	8,238
		Pension and other liabilities	18,849
		Total liabilities subject to compromise	1,083,777

		Total Liabilities	2,357,688

		SHAREHOLDERS' EQUITY (DEFICIT)
		Equity of subsidiaries	(123,757)
		Common stock	711
		Capital Surplus / Treasury Stock	(2,131)
		Retained earnings (deficit)	(752,654)
		Minimum pension liability adjustment	(101,921)
		Other adjustments	(9,832)
		Unearned compensation	-
		Total Shareholders' Equity (Deficit)	(989,584)
TOTAL ASSETS	$ 1,368,104	TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY (DEFICIT)	$1,368,104

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK
In re:	)	CHAPTER 11
)
WestPoint Stevens Inc.	)	CASE NO.	03-13532-RDD

Reporting Period		March 1, 2004 to March 31, 2004

STATEMENT OF CASH FLOWS

(in $ thousands)
Cash Flows from Operations:
Net income (loss)	$ (11,690)
Restructuring
Equity adjustments	(6,345)
Non-cash items
Depreciation and amortization expense	5,168
Working Capital Changes
Decrease / (increase) -- accounts receivable	17,361
Decrease / (increase) -- inventories	(12,216)
Decrease / (increase) -- other current assets	2,637
Decrease / (increase) -- other noncurrent assets	1,620
Increase (decrease) -- accounts payable (trade)	(3,176)
Increase (decrease) -- accounts payable (intercompany)	(506)
Increase (decrease) -- accrued liabilities	17,692
Increase (decrease) -- accrued interest payable	5,318
Increase (decrease) -- pension and other liabilities	908
Increase (decrease) -- deferred federal income tax	(7,550)
Total Cash Flows from Operations	$ 9,221

Cash Flows from Investing
Decrease / (increase) -- short term investments	-
Capital expenditures	(2,155)
Transfers	-
Net proceeds from sale of assets	-
Total Cash Flows from Investing	$ (2,155)

Cash Flows from Financing
Increase / (decrease) -- DIP credit agreement	(5,380)
Total Cash Flows from Financing	$ (5.380)

Beginning Cash Balance	-
Change in Cash	1,686
Ending Cash Balance	$ 1,686

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK
In re:	)	CHAPTER 11
)
WestPoint Stevens Inc.	)	CASE NO.	03-13532-RDD

Reporting Period		March 1, 2004 to March 31, 2004

Supplemental Schedule of Federal, State, and Local Taxes Collected, Received, Due or Withheld
	Amount Withheld/ Collected/ Incurred	Amount Paid	Date of Payment
All wages and salaries paid (gross) or incurred	$ 983,163
Federal
Payroll taxes withheld	6,018,758	1,203,270	03/04/04
		1,327,972	03/11/04
		1,044,843	03/15/04
Employer payroll tax contributions incurred	2,769,312	1,285,545	03/18/04
		1,414,867	03/25/04
		1,046,454	03/31/04
Total Federal Taxes (1)	$ 8,788,070	$ 7,322,951
State and Local
Payroll taxes withheld
Alabama SIT	$ 472,562	$ 420,551	03/15/04
Arkansas SIT	907	2,343	03/15/04
California SIT	1,473	1,875	03/17/04
Georgia SIT	125,699	138,671	03/15/04
Illinois SIT	460
Indiana SIT	12,047	16,124	03/15/04
Louisiana SIT	3,881	3,574	03/17/04
Maine SIT	39,022	39,430	03/31/04
Minnesota SIT	1,514	1,514	03/17/04
Missouri SIT	408	2,098	03/15/04
New York SIT	59,799	59,468	03/17/04
North Carolina SIT	384,836	385,490	03/31/04
Pennsylvania SIT	164	514	03/15/04
Rhode Island SIT	144	1,598	03/15/04
South Carolina SIT	261,260	224,107	03/31/04
Virginia SIT	52,374	52,081	03/31/04
Delaware Co IN	313	-
Hamilton Co IN	101	-
Henry Co IN	1,096	-
Johnson Co IN	50	-
Madison Co IN	1,762	-
Marion Co IN	35	-
Washington Co IN	100	-
Randolph Co IN	81	-
Yonkers NY	10	10	03/17/04
New York City	16,075	15,857	03/17/04
Opelika AL	6,150	-

Total Payroll taxes	$ 1,442,323	$ 1,365,305
(continued)
Employer payroll tax contributions incurred
Alabama SUTA	$ 288,358	-
Arkansas SUTA	215	-
Florida SUTA	72,369	-
Georgia SUTA	55,981	-
Indiana SUTA	12,594	-
Louisiana SUTA	6,786	-
Maine SUTA	10,595	-
Minnesota SUTA	20	-
Nevada SUTA	7,125	-
New York SUTA	5,002	-
North Carolina SUTA	257,828	-
South Carolina SUTA	170,228	-
Virginia SUTA	36,979	-
Washington SUTA	271	-

Total Employer payroll tax contributions	$ 924,351	$ -

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK
In re:	)	CHAPTER 11
)
WestPoint Stevens Inc.	)	CASE NO.	03-13532-RDD

Reporting Period		March 1, 2004 to March 31, 2004

Supplemental Schedule of Federal, State, and Local Taxes Collected, Received, Due or Withheld
	Amount Withheld/ Collected/ Incurred	Amount Paid	Date of Payment

Gross taxable amount for sales and use	$4,246,945	$
Sales & Use taxes collected
Abbeville, Alabama	$1,914	$1,914	03/22/04
Alabama City/County (Greenville, Butler & Chambers County)	15,612	15,612	03/22/04
Alabama Regulation A	9,710	9,710	03/22/04
Alabama Sales	3,751	3,751	03/22/04
Alabama Use	53,913	53,913	03/22/04
Alatax (Opelika, Valley, Henry Co, Lee Co)	9,662	9,662	03/22/04
Florida	6,612	6,612	03/22/04
Georgia	20,568	20,568	03/22/04
Indiana (Daleville)	29	29	03/30/04
Indiana (Middletown)	1,392	1,392	03/22/04
Louisiana	203	203	03/22/04
New York	10,998	10,998	03/22/04
North Carolina	8,401	8,401	03/10/04
North Carolina	16,132	16,132	03/25/04
Red River Parish, Louisiana	251	251	03/22/04
South Carolina	19,351	19,351	03/22/04
Virginia Use	190	190	03/22/04

Total Sales & Use taxes paid	$178,689	$178,689
Property taxes		-
Other taxes		235,089

Total State and Local (1)	$2,545,363	$1,779,083

Total Taxes	$11,333,433	$9,102,034

(1) Difference between taxes incurred and taxes paid is due to a time lag where taxes incurred at the end of the month are paid in the following month, or after the end of the quarter for taxes paid on a quarterly basis.

I certify that the above payroll related taxes represents the taxes withheld and paid.

/s/ Tracy Culpepper

Tracy Culpepper
WestPoint Stevens Inc.
Payroll Manager

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK
In re:	)	CHAPTER 11
)
WestPoint Stevens Inc. I	)	CASE NO.	03-13533-RDD

Reporting Period		March 1, 2004 to March 31, 2004

Monthly Operating Report

Required Documents	Schedule Attached
Income Statement	X
Balance Sheet	X
Statement of Cash Flows	X
Schedule of Federal, State, and Local Taxes Collected, Received, Due or Withheld	X

Debtor's Address:	3993 Howard Hughes Parkway, Suite 250, Las Vegas, NV 89109
Preparer:	Dianne Nolen
Debtor's Attorney:	Weil, Gotshal & Manges LLP

Monthly Disbursements:	$2,975,619
Monthly Profit (Loss):	$3,382,000

The Debtors' chapter 11 proceedings have been consolidated for administrative purposes only. Because the cases have not been substantively consolidated, the Debtor is required to provide separate financial information for itself, to the extent available. Therefore, the financial information contained in this Monthly Operating Report is not consolidated with the financial information applicable to the Debtor's affiliates, and is not comparable with publicly reported consolidated financial information.

The undersigned, having reviewed the attached report and being familiar with the Debtor's financial affairs, verifies under penalty of perjury, that the information contained therein is complete, accurate, and truthful, to the best of my knowledge.

All insurance policies are fully paid for the current period, and amounts for workers compensation and disability insurance have been paid.

While every effort has been made to file complete and accurate information, inadvertent errors or omissions may exist. The debtor reserves the right to amend this monthly operating report as necessary and appropriate. All financial information contained herein is unaudited data.

Debtor-In-Possession	WestPoint Stevens Inc. I
By:	Lester D. Sears
Its:	President
Signature	/s/Lester D. Sears
Date	May 10, 2004

INCOME STATEMENT

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK
In re:	)	CHAPTER 11
)
WestPoint Stevens Inc. I	)	CASE NO.	03-13533-RDD

Reporting Period		March 1, 2004 to March 31, 2004

STATEMENT OF OPERATIONS

(in $ thousands)

Total sales	$ 4,123

Cost of sales	2,526
Gross profit	1,597

Selling and administrative expenses
Selling expense	1
Warehousing and shipping	190
Advertising	-
Division administrative expense	-
MIS expense	-
Corporate administrative expense	170
Total selling and administrative expense	361

Restructuring and impairment charge	-
Goodwill impairment charge	-

Profit / (loss) from operations	1,236

Interest expense
Interest expense - outside	-
Capitalized interest expense	-
Interest expense - intercompany	-
Interest income	-
Interest income - intercompany	271
Net interest expense	(271)

Other expense
Miscellaneous	-
Royalties - intercompany	190
Transaction gain/loss	-
Total other expense	190

Other income
Royalties - intercompany	3,888
Dividends	-
Sale of assets	-
Miscellaneous	-
Total other income	3,888
Net other expense	(3,698)

Income (loss) before Chapter 11 reorganization expenses
and income taxes (benefit) and extraordinary items	5,205

Chapter 11 reorganization expenses	-

Income taxes (benefit)	1,823

Income (loss) before extraordinary item	3,382

Extraordinary item - net of taxes	-

Net income (loss)	$ 3,382

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK
In re:	)	CHAPTER 11
)
WestPoint Stevens Inc. I	)	CASE NO.	03-13533-RDD

Reporting Period		March 1, 2004 to March 31, 2004

BALANCE SHEET

(in $ thousands)
ASSETS		LIABILITIES AND SHAREHOLDERS' EQUITY (DEFICIT)
Current Assets		Liabilities Not Subject to Compromise:
Cash and cash equivalents	$ 85	Senior Credit Facility	$ -
Short-term investments	-	DIP Credit Agreement	-
Accounts receivable - customers	-	Long-term debt classified as current	-
Accounts receivable - intercompany	-	Accrued interest payable	-
Total inventories	8,395	Accounts payable - trade	927
Prepaid & other current assets	-	Accounts payable - intercompany	7,761
Total current assets	8,480	Other payables and accrued liabilities	8,428
		Deferred income taxes	-
		Pension and other liabilities	-
Total investments & other assets	124,052	Total liabilities not subject to compromise	17,116

Goodwill	-	Liabilities Subject to Compromise:
		Senior Notes	-
Property, plant and equipment, net	12,543	Deferred financing fees	-
		Accrued interest payable on Senior Notes	-
		Accounts payable	1,396
		Other payables and accrued liabilities	-
		Pension and other liabilities	-
		Total liabilities subject to compromise	1,396

		Total Liabilities	18,512

		SHAREHOLDERS' EQUITY (DEFICIT)
		Equity of subsidiaries	-
		Common stock	1
		Capital Surplus / Treasury Stock	70,559
		Retained earnings (deficit)	56,003
		Minimum pension liability adjustment	-
		Other adjustments	-
		Unearned compensation	-
		Total Shareholders' Equity (Deficit)	126,563
TOTAL ASSETS	$ 145,075	TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY (DEFICIT)	$ 145,075

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK
In re:	)	CHAPTER 11
)
WestPoint Stevens Inc. I	)	CASE NO.	03-13533-RDD

Reporting Period		March 1, 2004 to March 31, 2004

STATEMENT OF CASH FLOWS

(in $ thousands)
Cash Flows from Operations:
Net income (loss)	$3,382
Non-cash items
Depreciation and amortization expense	112
Working Capital Changes
Decrease / (increase) -- accounts receivable (customers)	-
Decrease / (increase) -- accounts receivable (intercompany)	-
Decrease / (increase) -- inventories	(1,694)
Decrease / (increase) -- other current assets	-
Decrease / (increase) -- other noncurrent assets	-
Increase (decrease) -- accounts payable (trade)	38
Increase (decrease) -- accounts payable (intercompany)	(131)
Increase (decrease) -- accrued liabilities	(1,596)
Increase (decrease) -- accrued interest payable
Increase (decrease) -- pension and other liabilities	-
Increase (decrease) -- deferred federal income tax	-
Total Cash Flows from Operations	$111

Cash Flows from Investing
Decrease / (increase) -- short term investments	-
Capital expenditures	(55)
Transfers	-
Net proceeds from sale of assets	-
Total Cash Flows from Investing	$(55)

Cash Flows from Financing
Increase / (decrease) -- DIP credit agreement	-
Total Cash Flows from Financing	$-

Beginning Cash Balance	$29
Change in Cash	56
Ending Cash Balance	$85

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK
In re:	)	CHAPTER 11
)
WestPoint Stevens Inc. I	)	CASE NO.	03-13533-RDD

Reporting Period		March 1, 2004 to March 31, 2004

Supplemental Schedule of Federal, State, and Local Taxes Collected, Received, Due or Withheld
	Amount Withheld/ Collected/ Incurred	Amount Paid	Date of Payment
All wages and salaries paid (gross) or incurred	$500	-
Federal
Payroll taxes withheld	38	38	03/01/04
Employer payroll tax contributions incurred	42	42	03/10/04
Total Federal Taxes (1)	$80	$80
State and Local
Payroll taxes withheld	$-	-
Employer payroll tax contributions incurred
Nevada	$2	$2	03/01/04

Gross taxable sales	68,285	-
Sales & Use taxes collected
Maine	3,414	3,414	03/15/04
Property taxes		128,953
Other taxes		-
Total State and Local (1)	3,416	132,369
Total Taxes	$3,496	$132,449

(1) Difference between taxes incurred and taxes paid is due to a time lag where taxes incurred at the end of the month are paid in the following month, or after the end of the quarter for taxes paid on a quarterly basis.

I certify that the above payroll related taxes represents the taxes withheld and paid.

/s/ Tracy Culpepper

Tracy Culpepper
WestPoint Stevens Inc.
Payroll Manager

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK
In re:	)	CHAPTER 11
)
J.P. Stevens & Co., Inc.	)	CASE NO.	03-13534-RDD

Reporting Period		March 1, 2004 to March 31, 2004

Monthly Operating Report

Required Documents	Schedule Attached
Income Statement	X
Balance Sheet	X
Statement of Cash Flows	X
Schedule of Federal, State, and Local Taxes Collected, Received, Due or Withheld	X

Debtor's Address:	507 West 10th Street, West Point, GA 31833
Preparer:	Dianne Nolen
Debtor's Attorney:	Weil, Gotshal & Manges LLP

Monthly Disbursements:	$ -
Monthly Profit (Loss):	$ -

The Debtors' chapter 11 proceedings have been consolidated for administrative purposes only. Because the cases have not been substantively consolidated, the Debtor is required to provide separate financial information for itself, to the extent available. Therefore, the financial information contained in this Monthly Operating Report is not consolidated with the financial information applicable to the Debtor's affiliates, and is not comparable with publicly reported consolidated financial information.

The undersigned, having reviewed the attached report and being familiar with the Debtor's financial affairs, verifies under penalty of perjury, that the information contained therein is complete, accurate, and truthful, to the best of my knowledge.

All insurance policies are fully paid for the current period, and amounts for workers compensation and disability insurance have been paid.

While every effort has been made to file complete and accurate information, inadvertent errors or omissions may exist. The debtor reserves the right to amend this monthly operating report as necessary and appropriate. All financial information contained herein is unaudited data.
Debtor-In-Possession	J.P. Stevens & Co., Inc.
By:	Lester D. Sears
Its:	President
Signature	/s/Lester D. Sears
Date	May 10, 2004

INCOME STATEMENT

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK
In re:	)	CHAPTER 11
)
J.P. Stevens & Co., Inc.	)	CASE NO.	03-13534-RDD

Reporting Period		March 1, 2004 to March 31, 2004

STATEMENT OF OPERATIONS

(in $ thousands)

Total sales	$ -

Cost of sales	-
Gross profit	-

Selling and administrative expenses
Selling expense	-
Warehousing and shipping	-
Advertising	-
Division administrative expense	-
MIS expense	-
Corporate administrative expense	-
Total selling and administrative expense	-

Restructuring and impairment charge	-
Goodwill impairment charge	-

Profit / (loss) from operations	-

Interest expense
Interest expense - outside	-
Capitalized interest expense	-
Interest expense - intercompany	-
Interest income	-
Interest income - intercompany	-
Net interest expense	-

Other expense
Miscellaneous	-
Royalties - intercompany	-
Transaction gain/loss	-
Total other expense	-

Other income
Royalties - intercompany	-
Dividends	-
Sale of assets	-
Miscellaneous	-
Total other income	-
Net other expense	-

Income (loss) before Chapter 11 reorganization expenses
and income taxes (benefit) and extraordinary items	-

Chapter 11 reorganization expenses	-

Income taxes (benefit)	-

Income (loss) before extraordinary item	-

Extraordinary item - net of taxes	-

Net income (loss)	$ -

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK
In re:	)	CHAPTER 11
)
J.P. Stevens & Co., Inc.	)	CASE NO.	03-13534-RDD

Reporting Period		March 1, 2004 to March 31, 2004

BALANCE SHEET

(in $ thousands)
ASSETS		LIABILITIES AND SHAREHOLDERS' EQUITY (DEFICIT)
Current Assets		Liabilities Not Subject to Compromise:
Cash and cash equivalents	$ -	Senior Credit Facility	$ -
Short-term investments	-	DIP Credit Agreement	-
Accounts receivable - customers	-	Long-term debt classified as current	-
Accounts receivable - intercompany	110,738	Accrued interest payable	-
Total inventories	-	Accounts payable - trade	-
Prepaid & other current assets	11	Accounts payable - intercompany	-
Total current assets	110,749	Other payables and accrued liabilities	-
		Deferred income taxes	-
		Pension and other liabilities	-
Total investments & other assets	2,697	Total liabilities not subject to compromise	-

Goodwill	-	Liabilities Subject to Compromise:
		Senior Notes	-
Property, plant and equipment, net	-	Deferred financing fees	-
		Accrued interest payable on Senior Notes	-
		Accounts payable	-
		Other payables and accrued liabilities	-
		Pension and other liabilities	-
		Total liabilities subject to compromise	-

		Total Liabilities	-

SHAREHOLDERS' EQUITY (DEFICIT)
		Equity of subsidiaries	10,503
		Common stock	-
		Capital Surplus / Treasury Stock	-
		Retained earnings (deficit)	102,943
		Minimum pension liability adjustment	-
		Other adjustments	-
		Unearned compensation	-
		Total Shareholders' Equity (Deficit)	113,446
TOTAL ASSETS	$ 113,446	TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY (DEFICIT)	$ 113,446

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK
In re:	)	CHAPTER 11
)
J.P. Stevens & Co., Inc.	)	CASE NO.	03-13534-RDD

Reporting Period		March 1, 2004 to March 31, 2004

STATEMENT OF CASH FLOWS

(in $ thousands)
Cash Flows from Operations:
Net income (loss)	$ -
Non-cash items
Depreciation and amortization expense	-
Working Capital Changes
Decrease / (increase) -- accounts receivable (customers)	-
Decrease / (increase) -- accounts receivable (intercompany)	-
Decrease / (increase) -- inventories	-
Decrease / (increase) -- other current assets	-
Decrease / (increase) -- other noncurrent assets	-
Increase (decrease) -- accounts payable (trade)	-
Increase (decrease) -- accounts payable (intercompany)	-
Increase (decrease) -- accrued liabilities	-
Increase (decrease) -- accrued interest payable	-
Increase (decrease) -- pension and other liabilities	-
Increase (decrease) -- deferred federal income tax	-
Total Cash Flows from Operations	$ -

Cash Flows from Investing
Decrease / (increase) -- short term investments	-
Capital expenditures	-
Net proceeds from sale of assets	-
Total Cash Flows from Investing	$ -

Cash Flows from Financing
Increase / (decrease) -- DIP credit agreement	-
Total Cash Flows from Financing	$ -

Beginning Cash Balance	-
Change in Cash	-
Ending Cash Balance	$ -

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK
In re:	)	CHAPTER 11
)
J.P. Stevens & Co., Inc.	)	CASE NO.	03-13534-RDD

Reporting Period		March 1, 2004 to March 31, 2004

Supplemental Schedule of Federal, State, and Local Taxes Collected, Received, Due or Withheld
	Amount Withheld/ Collected/ Incurred	Amount Paid	Date of Payment
All wages and salaries paid (gross) or incurred	$ -	$ -
Federal
Payroll taxes withheld	-	-
Employer payroll tax contributions incurred	-	-
Total Federal Taxes	-	-
State and Local
Payroll taxes withheld	-	-
Employer payroll tax contributions incurred	-	-
Gross taxable sales	-	-
Sales & Use taxes collected	-	-
Property taxes	-	-
Other taxes	-	-
Total State and Local	-	-
Total Taxes	$ -	$ -

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK
In re:	)	CHAPTER 11
)
J.P. Stevens Enterprises, Inc.	)	CASE NO.	03-13535-RDD

Reporting Period		March 1, 2004 to March 31, 2004

Monthly Operating Report
Required Documents	Schedule Attached
Income Statement	X
Balance Sheet	X
Statement of Cash Flows	X
Schedule of Federal, State, and Local Taxes Collected, Received, Due or Withheld	X

Debtor's Address:	3993 Howard Hughes Parkway, Suite 250, Las Vegas NV 89109
Preparer:	Dianne Nolen
Debtor's Attorney:	Weil, Gotshal & Manges LLP

Monthly Disbursements:	$3,643
Monthly Profit (Loss):	$170,000

The Debtors' chapter 11 proceedings have been consolidated for administrative purposes only. Because the cases have not been substantively consolidated, the Debtor is required to provide separate financial information for itself, to the extent available. Therefore, the financial information contained in this Monthly Operating Report is not consolidated with the financial information applicable to the Debtor's affiliates, and is not comparable with publicly reported consolidated financial information.

The undersigned, having reviewed the attached report and being familiar with the Debtor's financial affairs, verifies under penalty of perjury, that the information contained therein is complete, accurate, and truthful, to the best of my knowledge.

All insurance policies are fully paid for the current period, and amounts for workers compensation and disability insurance have been paid.

While every effort has been made to file complete and accurate information, inadvertent errors or omissions may exist. The debtor reserves the right to amend this monthly operating report as necessary and appropriate. All financial information contained herein is unaudited data.
Debtor-In-Possession	J.P. Stevens Enterprises, Inc.
By:	Lester D. Sears
Its:	President
Signature	/s/Lester D. Sears
Date	May 10, 2004

INCOME STATEMENT

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK
In re:	)	CHAPTER 11
)
J.P. Stevens Enterprises, Inc.	)	CASE NO.	03-13535-RDD

Reporting Period		March 1, 2004 to March 31, 2004

STATEMENT OF OPERATIONS

(in $ thousands)

Total sales	$-

Cost of sales	-
Gross profit	-

Selling and administrative expenses
Selling expense	3
Warehousing and shipping	-
Advertising	-
Division administrative expense	-
MIS expense	-
Corporate administrative expense	-
Total selling and administrative expense	3

Restructuring and impairment charge	-
Goodwill impairment charge	-

Profit / (loss) from operations	(3)

Interest expense
Interest expense - outside	-
Capitalized interest expense	-
Interest expense - intercompany	-
Interest income	-
Interest income - intercompany	59
Net interest expense	(59)

Other expense
Miscellaneous	-
Royalties - intercompany	-
Transaction gain/loss	-
Total other expense	-

Other income
Royalties - intercompany	205
Dividends	-
Sale of assets	-
Miscellaneous	-
Total other income	205
Net other expense	(205)

Income (loss) before Chapter 11 reorganization expenses
and income taxes (benefit) and extraordinary items	261

Chapter 11 reorganization expenses	-

Income taxes (benefit)	91

Income (loss) before extraordinary item	170

Extraordinary item - net of taxes	-

Net income (loss)	$170

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK
In re:	)	CHAPTER 11
)
J.P. Stevens Enterprises, Inc.	)	CASE NO.	03-13535-RDD

Reporting Period		March 1, 2004 to March 31, 2004

BALANCE SHEET

(in $ thousands)
ASSETS		LIABILITIES AND SHAREHOLDERS' EQUITY (DEFICIT)
Current Assets		Liabilities Not Subject to Compromise:
Cash and cash equivalents	$ 42	Senior Credit Facility	$ -
Short-term investments	-	DIP Credit Agreement	-
Accounts receivable - customers, net	-	Long-term debt classified as current	-
Accounts receivable - intercompany	15,644	Accrued interest payable	-
Total inventories	-	Accounts payable - trade	-
Prepaid & other current assets	-	Accounts payable - intercompany	-
Total current assets	15,686	Other payables and accrued liabilities	271
		Deferred income taxes	-
		Pension and other liabilities	-
Total investments & other assets	-	Total liabilities not subject to compromise	271

Goodwill	-	Liabilities Subject to Compromise:
		Senior Notes	-
Property, plant and equipment, net	-	Deferred financing fees	-
		Accrued interest payable on Senior Notes	-
		Accounts payable	-
		Other payables and accrued liabilities	-
		Pension and other liabilities	-
		Total liabilities subject to compromise	-

		Total Liabilities	271

SHAREHOLDERS' EQUITY (DEFICIT)
		Equity of subsidiaries	-
		Common stock	2
		Capital Surplus / Treasury Stock	-
		Retained earnings (deficit)	15,413
		Minimum pension liability adjustment	-
		Other adjustments	-
		Unearned compensation	-
		Total Shareholders' Equity (Deficit)	15,415
TOTAL ASSETS	$ 15,686	TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY (DEFICIT)	$ 15,686

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK
In re:	)	CHAPTER 11
)
J.P. Stevens Enterprises, Inc.	)	CASE NO.	03-13535-RDD

Reporting Period		March 1, 2004 to March 31, 2004

STATEMENT OF CASH FLOWS

(in $ thousands)
Cash Flows from Operations:
Net income (loss)	$170
Non-cash items
Depreciation and amortization expense	-
Working Capital Changes
Decrease / (increase) -- accounts receivable (customers)	-
Decrease / (increase) -- accounts receivable (intercompany)	(69)
Decrease / (increase) -- inventories	-
Decrease / (increase) -- other current assets	-
Decrease / (increase) -- other noncurrent assets	-
Increase (decrease) -- accounts payable (trade)	-
Increase (decrease) -- accounts payable (intercompany)	-
Increase (decrease) -- accrued liabilities	(89)
Increase (decrease) -- accrued interest payable	-
Increase (decrease) -- pension and other liabilities	-
Increase (decrease) -- deferred federal income tax	-
Total Cash Flows from Operations	$12

Cash Flows from Investing
Decrease / (increase) -- short term investments	-
Capital expenditures	-
Net proceeds from sale of assets	-
Total Cash Flows from Investing	$-

Cash Flows from Financing
Increase / (decrease) -- DIP credit agreement	-
Total Cash Flows from Financing	$-

Beginning Cash Balance	30
Change in Cash	12
Ending Cash Balance	$42

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK
In re:	)	CHAPTER 11
)
J.P. Stevens Enterprises, Inc.	)	CASE NO.	03-13535-RDD

Reporting Period		March 1, 2004 to March 31, 2004

Supplemental Schedule of Federal, State, and Local Taxes Collected, Received, Due or Withheld
	Amount Withheld/ Collected/ Incurred	Amount Paid	Date of Payment
All wages and salaries paid (gross) or incurred	$500	$
Federal
Payroll taxes withheld	38	38	03/01/04
Employer payroll tax contributions incurred	42	42	03/01/04
Total Federal Taxes (1)	80	80
State and Local
Payroll taxes withheld	$-	$-
Employer payroll tax contributions incurred
Nevada	$2	$2	03/01/04
Gross taxable sales	-	-
Sales & Use taxes collected	-	-
Property taxes	-	-
Other taxes	-	-

Total State and Local (1)	2	2

Total Taxes	$82	$82

(1) Difference between taxes incurred and taxes paid is due to a time lag where taxes incurred at the end of the month are paid in the following month, or after the end of the quarter for taxes paid on a quarterly basis.

I certify that the above payroll related taxes represents the taxes withheld and paid.

/s/ Tracy Culpepper

Tracy Culpepper
WestPoint Stevens Inc.
Payroll Manager

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK
In re:	)	CHAPTER 11
)
WestPoint Stevens Stores Inc.	)	CASE NO.	03-13536-RDD

Reporting Period		March 1, 2004 to March 31, 2004

Monthly Operating Report

Required Documents	Schedule Attached
Income Statement	X
Balance Sheet	X
Statement of Cash Flows	X
Schedule of Federal, State, and Local Taxes Collected, Received, Due or Withheld	X

Debtor's Address:	507 West 10th Street, West Point, GA 31833
Preparer:	Dianne Nolen
Debtor's Attorney:	Weil, Gotshal & Manges LLP

Monthly Disbursements:	$3,427,733
Monthly Profit (Loss):	$(292,000)

The Debtors' chapter 11 proceedings have been consolidated for administrative purposes only. Because the cases have not been substantively consolidated, the Debtor is required to provide separate financial information for itself, to the extent available. Therefore, the financial information contained in this Monthly Operating Report is not consolidated with the financial information applicable to the Debtor's affiliates, and is not comparable with publicly reported consolidated financial information.

The undersigned, having reviewed the attached report and being familiar with the Debtor's financial affairs, verifies under penalty of perjury, that the information contained therein is complete, accurate, and truthful, to the best of my knowledge.

All insurance policies are fully paid for the current period, and amounts for workers compensation and disability insurance have been paid.

While every effort has been made to file complete and accurate information, inadvertent errors or omissions may exist. The debtor reserves the right to amend this monthly operating report as necessary and appropriate. All financial information contained herein is unaudited data.
Debtor-In-Possession	WestPoint Stevens Stores Inc.
By:	Lester D. Sears
Its:	Vice President
Signature	/s/Lester D. Sears
Date	May 10, 2004

INCOME STATEMENT

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK
In re:	)	CHAPTER 11
)
WestPoint Stevens Stores Inc.	)	CASE NO.	03-13536-RDD

Reporting Period		March 1, 2004 to March 31, 2004

STATEMENT OF OPERATIONS

(in $ thousands)

Total sales	$6,132

Cost of sales	3,616
Gross profit	2,516

Selling and administrative expenses
Selling expense	2,015
Warehousing and shipping	204
Advertising	133
Division administrative expense	302
MIS expense	55
Corporate administrative expense	83
Total selling and administrative expense	2,792

Restructuring and impairment charge	-
Goodwill impairment charge	-

Profit / (loss) from operations	(276)

Interest expense
Interest expense - outside	-
Capitalized interest expense	-
Interest expense - intercompany	173
Interest income	-
Interest income - intercompany	-
Net interest expense	173

Other expense
Miscellaneous	-
Royalties - intercompany	-
Transaction gain/loss	-
Total other expense	-

Other income
Royalties - intercompany	-
Dividends	-
Sale of assets	-
Miscellaneous	-
Total other income	-
Net other expense	-

Income (loss) before Chapter 11 reorganization expenses
and income taxes (benefit) and extraordinary items	(449)

Chapter 11 reorganization expenses	-

Income taxes (benefit)	(157)

Income (loss) before extraordinary item	(292)

Extraordinary item - net of taxes	-

Net income (loss)	$(292)

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK
In re:	)	CHAPTER 11
)
WestPoint Stevens Stores Inc.	)	CASE NO.	03-13536-RDD

Reporting Period		March 1, 2004 to March 31, 2004

BALANCE SHEET

(in $ thousands)
ASSETS		LIABILITIES AND SHAREHOLDERS' EQUITY (DEFICIT)
Current Assets		Liabilities Not Subject to Compromise:
Cash and cash equivalents	$ 1,791	Senior Credit Facility	$ -
Short-term investments	-	DIP Credit Agreement	-
Accounts receivable - customers	182	Long-term debt classified as current	-
Accounts receivable - intercompany	1,840	Accrued interest payable	-
Total inventories	21,572	Accounts payable - trade	399
Prepaid & other current assets	748	Accounts payable - intercompany	-
Total current assets	26,133	Other payables and accrued liabilities	2,405
		Deferred income taxes	-
		Pension and other liabilities	-
Total investments & other assets	-	Total liabilities not subject to compromise	2,804

Goodwill	-	Liabilities Subject to Compromise:
		Senior Notes	-
Property, plant and equipment, net	3,045	Deferred financing fees	-
		Accrued interest payable on Senior Notes	-
		Accounts payable	1,673
		Other payables and accrued liabilities	-
		Pension and other liabilities	-
		Total liabilities subject to compromise	1,673

		Total Liabilities	4,477

		SHAREHOLDERS' EQUITY (DEFICIT)
		Equity of subsidiaries	-
		Common stock	1
		Capital Surplus / Treasury Stock	15,955
		Retained earnings (deficit)	8,745
		Minimum pension liability adjustment	-
		Other adjustments	-
		Unearned compensation	-
		Total Shareholders' Equity (Deficit)	24,701
TOTAL ASSETS	$ 29,178	TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY (DEFICIT)	$ 29,178

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK
In re:	)	CHAPTER 11
)
WestPoint Stevens Stores Inc.	)	CASE NO.	03-13536-RDD

Reporting Period		March 1, 2004 to March 31, 2004

STATEMENT OF CASH FLOWS

(in $ thousands)
Cash Flows from Operations:
Net income (loss)	$(292)
Restructuring	-
Equity adjustments	-
Non-cash items
Depreciation and amortization expense	99
Working Capital Changes
Decrease / (increase) -- accounts receivable (customers)	(48)
Decrease / (increase) -- accounts receivable (intercompany)	763
Decrease / (increase) -- inventories	(412)
Decrease / (increase) -- other current assets	(12)
Decrease / (increase) -- other noncurrent assets	-
Increase (decrease) -- accounts payable (trade)	(78)
Increase (decrease) -- accounts payable (intercompany)	64
Increase (decrease) -- accrued liabilities	495
Increase (decrease) -- accrued interest payable	-
Increase (decrease) -- pension and other liabilities	-
Increase (decrease) -- deferred federal income tax	-
Total Cash Flows from Operations	$579

Cash Flows from Investing
Decrease / (increase) -- short term investments	-
Capital expenditures	(23)
Net proceeds from sale of assets	-
Total Cash Flows from Investing	$(23)

Cash Flows from Financing
Increase / (decrease) -- DIP credit agreement	-
Total Cash Flows from Financing	$-

Beginning Cash Balance	$1,235
Change in Cash	556
Ending Cash Balance	$1,791

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK
In re:	)	CHAPTER 11
)
WestPoint Stevens Stores Inc.	)	CASE NO.	03-13536-RDD

Reporting Period		March 1, 2004 to March 31, 2004

Supplemental Schedule of Federal, State, and Local Taxes Collected, Received, Due or Withheld
	Amount Withheld/ Collected/ Incurred	Amount Paid	Date of Payment
All wages and salaries paid (gross) or incurred	$983,163
Federal
Payroll taxes withheld	160,535	82,714	03/03/04
		19,827	03/10/04
		89,753	03/17/04
Employer payroll tax contributions incurred	77,774	20,746	03/24/04
		20,276	03/31/04
Total Federal Taxes (1)	$238,309	$233,316
State and Local
Amount of payroll taxes withheld
Alabama SIT	$3,793	$3,700	03/15/04
Arizona SIT	40	80	03/17/04
California SIT	722	1,293	03/17/04
Connecticut	338	324	03/31/04
Georgia SIT	12,065	13,051	03/15/04
Massachusetts SIT	827	990	03/17/04
Minnesota SIT	947	940	03/31/04
Michigan SIT	1,385	1,146	03/15/04
New Jersey SIT	290	-
New York SIT	1,215	957	03/03/04
North Carolina SIT	2,163	2,113	03/31/04
Oregon SIT	1,066	1,102	03/31/04
Pennsylvania SIT	588	526	03/17/04
South Carolina SIT	1,701	1,692	03/31/04
Utah SIT	857	738	03/15/04
Virginia SIT	942	523	03/10/04
Wisconsin SIT	125	135	03/11/04
Lancaster PA	152	-

Total Payroll taxes	29,216	29,310
Amount of employer payroll tax contributions incurred
Alabama SUTA	$963	$-
California SUTA	1,681	-
Connecticut SUTA	656	-
Florida SUTA	2,376	-
Georgia SUTA	3,908	-
Massachusetts SUTA	249	-
Minnesota SUTA	126	-
Michigan SUTA	1,089	-
New Jersey SUTA	448	-
New York SUTA	1,012	-
North Carolina SUTA	230	-
Oregon SUTA	292	-
Pennsylvania SUTA	321	-
South Carolina SUTA	619	-
Tennessee SUTA	492	-
Texas SUTA	838	-
Utah SUTA	92	-
Virginia SUTA	355	-
Wisconsin SUTA	18	-

Total Employer payroll tax contributions	$15,765	$-

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK
In re:	)	CHAPTER 11
)
WestPoint Stevens Stores Inc.	)	CASE NO.	03-13536-RDD

Reporting Period		March 1, 2004 to March 31, 2004

Supplemental Schedule of Federal, State, and Local Taxes Collected, Received, Due or Withheld
	Amount Withheld/ Collected/ Incurred	Amount Paid	Date of Payment
(continued)
Gross taxable sales	$6,093,006
Sales & Use taxes collected
Alabama City/County (Foley & Chambers Co.)	$5,154	$5,154	03/22/04
Alabama Sales	22,595	22,595	03/22/04
Alabama Use	56	56	03/22/04
Alatax (Bessemer, Boaz, Valley, Marshall Co)	9,808	9,808	03/22/04
Baldwin County Alabama	6,479	6,479	03/22/04
California	28,685	28,685	03/24/04
Connecticut	8,044	8,044	03/01/04
Connecticut	6,668	6,668	03/31/04
Florida	57,712	57,712	03/22/04
Georgia	67,802	67,802	03/22/04
Massachusetts	6,495	6,495	03/22/04
Michigan	13,190	13,190	03/15/04
Minnesota	7,308	7,308	03/22/04
New Jersey	8,634	8,634	03/22/04
New York	21,268	21,268	03/25/04
North Carolina	9,457	9,457	03/10/04
North Carolina	12,412	12,412	03/25/04
Pennsylvania	6,994	6,994	03/22/04
South Carolina	12,449	12,449	03/22/04
Tennessee (P.Forge, Interstate Sales)	17,377	17,377	03/22/04
Texas	51,384	51,384	03/22/04
Utah	10,774	10,774	03/31/04
Virginia Interstate Sales	92	92	03/22/04
Virginia Williamsburg	12,772	12,772	03/22/04

Total Sales & Use taxes paid	$403,609	$403,609
Property taxes		-
Other taxes		11,268

Total State and Local (1)	$448,590	$444,187

Total Taxes	$686,899	$677,503

(1) Difference between taxes incurred and taxes paid is due to a time lag where taxes incurred at the end of the month are paid in the following month, or after the end of the quarter for taxes paid on a quarterly basis.

I certify that the above payroll related taxes represents the taxes withheld and paid.

/s/ Tracy Culpepper

Tracy Culpepper
WestPoint Stevens Inc.
Payroll Manager